UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Deciphera Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 10, 2020 for Deciphera Pharmaceuticals, Inc.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to participate in the annual meeting and voting instructions, go to www.proxydocs.com/DCPH. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s Annual Meeting, please make this request on or before May 30, 2020.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/DCPH

Proxy Materials Available to View or Receive:

Annual Report on Form 10-K and Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/DCPH	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Deciphera Pharmaceuticals, Inc. Notice of Annual Meeting
	Meeting Type:	Annual Meeting
	For holders as of:	April 13, 2020
	Date:	June 10, 2020
	Time:	8:00 am Eastern Time (Local Time)
	Place:	Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/DCPH for more details.
The Board of Directors Recommends a Vote FOR each of the director nominees listed in proposal 1 and FOR proposal 2.

1.	To elect three members of the Board of Directors. The Board intends to present for election the following three current director nominees as Class III directors:

Nominees:	(01) Patricia L. Allen
(02) Edward J. Benz, Jr., M.D.
(03) Dennis L. Walsh

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

Note: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Vote by Internet during the meeting: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote by Internet during the Annual Meeting. If you wish to vote your shares during the Annual Meeting, you must register in advance at www.proxydocs.com/DCPH prior to the deadline of June 8, 2020 at 5:00 pm Eastern Time. Upon completing your registration, you will receive further instructions via e-mail, including your unique link that will allow you to access the meeting. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy during the Annual Meeting.